UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2025

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on January 29, 2025, pursuant to the registration statement on Form S-1, as amended (File No. 333-284237) (the “Registration Statement”), Sharps Technology, Inc., a Nevada corporation (the “Company”) consummated a public offering (the “Offering”) of an aggregate of (i) 14,285,714 units consisting of 9,029,814 Common Units with gross proceeds of $12.6M and 5,255,900 Pre-Funded Units with gross proceeds of $7.4M, with each unit consisting of one share of Common Stock. In addition, each unit includes; (i) one Series A Registered Common Warrant to purchase one share of Common Stock per warrant at an exercise price of $1.75 (the “2025 Series A Warrant”) and (ii) one Series B Registered Common Warrant to purchase one share of Common Stock per warrant at an exercise price of $1.75 or pursuant to an alternative cashless exercise option (the “2025 Series B Warrant”), collectively, the 2025 Warrants. The public offering price per Common Unit was $1.40 or $1.3999 for each Pre-Funded Unit, which is equal to the public offering price per Common Unit sold in the offering minus an exercise price of $0.0001 per Pre-Funded Warrant. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until exercised in full. Immediately after closing 4,980,900 of the Pre-funded units were exercised and the Company received $498 in proceeds. The 2025 Series A Warrants are exercisable immediately and expire 60 months after stockholder approval. The number of securities issuable under the 2025 Series A Warrants is subject to adjustment. The 2025 Series B Warrants are exercisable immediately and expire 30 months after stockholder approval. The number of securities issuable under the 2025 Series B Warrants is subject to adjustment.

In connection with the Offering, as of April 14, 2025, there have been 286,621,057 Class B cashless Warrants exercised which represents 97% of the 2025 Series B Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2025

SHARPS TECHNOLOGY, INC.

/s/ Andrew R. Crescenzo
Andrew R. Crescenzo
Chief Financial Officer